GS MORTGAGE-BACKED SECURITIES TRUST 2026 ABS-15G

Exhibit 99.4

A&L Goodbody

Due Diligence Report to Goldman Sachs International Bank

In connection with Project Penryn

(Part 2 of 2)

Effective date: 19 July 2024

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1	INTRODUCTION
1.1	This legal due diligence report (the Report) is to summarise the results of the specific scope legal due diligence review carried out by A&L Goodbody LLP (ALG) for Goldman Sachs International Bank (the Purchaser) in connection with the proposed acquisition of a number of loan portfolios (i.e. Project Temple, Project Deenish and Project Skellig), pursuant to certain mortgage sale agreements to be entered into on or about July 2024 - such transaction known as Project Penryn, (the Original Penryn Transaction). This Report has been prepared solely in connection with the Original Penryn Transaction and should not be used for any other purpose. Details of relevant assumptions and the Scope and basis of this Report are set out in the Terms of Reference at Schedule 1.
1.2	Sections 2 to 4 of this Report set out our due diligence review of the Project Temple, Project Deenish and Project Skellig acquisition due diligence reports (the DD Reports).
1.3	In addition to our due diligence review of the DD Reports, we have also prepared a number of additional due diligence reviews in connection with the Original Penryn Transaction, as set out below:
1.3.1	a due diligence review of a sample of restructuring agreements relevant to the Project Penryn portfolio (as set out in Schedule 2 of this Report);
1.3.2	a due diligence review involving the assessment of title to a sample of assets relevant to the Project Penryn portfolio (as set out in Schedule 3 of this Report);
1.3.3	a summary and high-level view following our analysis of consumer, regulatory and other similar correspondence provided to us in respect of the Project Penryn portfolio (as set out in Schedule 4 of this Report);
1.3.4	a summary and high-level view following our analysis of an inward and outward litigation tracker relevant to the Project Penryn portfolio (as set out in Schedule 5 of this Report); and
1.3.5	a summary and high-level view following our analysis of the documents related to the ‘Project Alpine’ remediation (as set out in Schedule 6 of this Report).
1.4	This Report is provided on an 'exceptions only' basis, covering only issues which we regard as material or significant in the context of the Original Penryn Transaction, taken as a whole. Any matter which appears from the materials we have reviewed not to be material or significant in the context of the Original Penryn Transaction, taken as a whole, has not been included in the Report. The Report focuses only on the areas set out in the Terms of Reference and summarises the material or significant legal issues arising together with, where possible or appropriate, proposed solutions and/or next steps.
1.5	The contents of this Report are confidential and subject to legal professional privilege. Neither this Report nor any of its contents may be disclosed to any person other than the Purchaser, its professional advisers and officers and employees who are directly involved in the Original Penryn Transaction, without our express written consent, and then only on the basis that it is treated as strictly confidential. We accept no responsibility or legal liability to any person other than the Purchaser in relation to the contents of this Report even if this Report has been disclosed with our consent unless expressly agreed by us in writing.
1.6	This Report should be read in its entirety and reading any summaries is not a substitute for reading the information in the entire Report, including the schedules and annexes which form part of the Report.
1.7	This Report in no way involves the giving of advice or the recommendation to any party as to whether to proceed with any particular transaction including, without limitation, to any prospective investor in its decision to invest in notes backed by mortgage assets that may have formed part of the portfolio relevant to the Original Penryn Transaction. Additionally, we express no opinion nor provide any other form of assurance regarding (i) the reasonableness or completeness of information provided to us by any third party; (ii) the physical existence of the loans; or (iii) the adequacy, accuracy or completeness of documents or information provided to us in order to prepare this Report.
1.8	The reviews, the results of which are summarised in this Report, were carried out in the context of an acquisition process for the Original Penryn Transaction. While it was understood at the time of preparing this Report that certain loans included in the Original Penryn Transaction may subsequently be securitised, the results summarised in this Report cannot be taken as being representative of any particular securitisation portfolio in the context of a future transaction.

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2	REVIEW OF PROJECT TEMPLE DUE DILIGENCE ACQUISITION REPORT
2.1	We have reviewed the due diligence report dated 26 August 2021 prepared by A&L Goodbody LLP in respect of the Project Temple portfolio (document number M-55930067-4) (the Temple DD Report). Below is a summary of the documents reviewed by A&L Goodbody LLP in preparing the Temple DD Report:
2.1.1	regulatory review of 50 borrower files;
2.1.2	review of 50 restructuring agreements; and
2.1.3	review of 250 mortgage asset files (the Temple EDD Review).
2.2	Executive Summary

While we have identified a number of points of potential materiality in the Temple DD Report (as set out below), other than as specified below, the identified issues are, in our view, common issues that arise with a transaction and portfolio of this nature; and in respect of the Temple EDD review, the amount of loans impacted by the identified issues is a reasonably small percentage of the sample size reviewed and is broadly in line with what we would expect to see on a transaction and portfolio of this type.

2.3	Findings

Issue identified	Details	ALG commentary
Security (the Temple EDD Review)	5 of the 250 mortgage assets (i.e. 2%) had prior charges which did not have any evidence of release.	● This would mean that CarVal potentially did not acquire first ranking priority over those mortgage assets. ● A first ranking charge warranty is being provided by the Seller.
1 of the 250 mortgage assets (i.e. 0.4%) had a security issue where the borrower does not appear to be the owner of the asset.
1 of the 250 mortgage assets (i.e. 0.4%) is co-owned by the Official Assignee in Bankruptcy.
Regulatory review	CCMA - 8 of the 50 borrower files (i.e. 16%) are noted as containing potential deficiencies with regard to the Central Bank of Ireland Code of Conduct on Mortgage Arrears (for example, non-reference to arrears support unit and non-sending of relevant documents between a variation of terms of cancellation for non-payment).	It is possible that separate documentation (which was not uploaded to the Project Temple data room) was provided to the relevant borrowers which addresses these issues.

UTCCR – the Temple DD Report identifies certain provisions of the borrower files that could be deemed to be unfair under the Unfair Terms in Consumer Contracts Regulations.

The UTCCR provides that an unfair term will be unenforceable against the borrower.

●        This is a typical issue across all standard form bank documents.

●        In any event, a challenge under the UTCCR would not generally affect the general enforceability or otherwise of the underlying loan (just the unfair term in question).

Out of scope issues not covered in Project Temple DD Report	There was no review of inward or outward litigation.	We will be receiving an up-to-date litigation tracker from Pepper across all three portfolios.
	The Project Temple DD Report does not cover the Distance Marketing Regulations.	It may be the case that none of the loans were provided exclusively by means of distance communication, in which case the DMR would not apply.
	Standard loan documentation / terms and conditions were not reviewed by ALG.	Arthur Cox reviewed these separately and have provided a report.

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3	REVIEW OF PROJECT DEENISH DUE DILIGENCE ACQUISITION REPORT
3.1	We have reviewed the due diligence report dated 27 September 2019 prepared by Arthur Cox in respect of the Project Deenish portfolio (document number CA494/130/AC#40137323.1) (the Deenish DD Report). Below is a summary of the documents reviewed by Arthur Cox in preparing the Deenish DD Report:
3.1.1	review of 30 borrower files;
3.1.2	review of 13 standard mortgage documents;
3.1.3	review of 22 standard loan documents / terms & conditions;
3.1.4	review of 200 mortgage asset files (the Deenish EDD Review); and
3.1.5	review of inward / outward litigation tracker.
3.2	Executive Summary

While we have identified a number of points of potential materiality in the Deenish DD Report, other than as specified below, the identified issues are, in our view, common issues that arise with a transaction and portfolio of this nature; and in respect of the Deenish EDD Review, the amount of loans impacted by the identified issues identified is a reasonably small percentage of the sample size reviewed and is broadly in line with what we would expect to see on a transaction and portfolio of this type.

3.3	Findings

Issue identified	Details	ALG commentary
Security (the Deenish EDD Review)	In 3 of the 200 mortgage assets (i.e. 1.5%), while the seller had first ranking security, the security is in the form of a solicitor’s undertaking only.	The amount of loans impacted by the identified issues identified is a reasonably small percentage of the sample size reviewed and is broadly in line with what we would expect to see on a transaction and portfolio of this type.
In 2 of the 200 mortgage assets (i.e. 1%), while the seller had first ranking security, the security is in the form of a caution only.
In 1 of the 200 mortgage assets (i.e. 0.5%), while the seller had first ranking security, the security is in the form of a lien only.
Missing documents	The Deenish DD Report references a number of cases of missing / incomplete documentation being uploaded to the Project Deenish data room.	This is not unusual, particularly in respect of historical loans.
Regulatory review	Distance Marketing Regulations – the report discloses that none of the standard documents appear to have been prepared for compliance with the DMR.	As above.

UTCCR – the Deenish DD Report identifies certain provisions of the borrower files that could be deemed to be unfair under the Unfair Terms in Consumer Contracts Regulations.

The UTCCR provides that an unfair term will be unenforceable against the borrower.

As above.
Default interest

●        9 of the 22 standard loan documents / terms and conditions (i.e. c.41%) do not provide an express ability to charge default interest.

●        3 of the 13 standard mortgage documents (i.e. c.23%) do not provide an express ability to charge default interest.

The Deenish DD Report confirms that with regard to the documents reviewed, in instances where the default interest provisions are not included in the standard mortgage documents, they are covered in the individual loan documents and vice versa.
Litigation	The inward litigation tracker notes there were 15 cases live at the time of the Project Deenish DD Report.	It is unclear if CarVal was substituted into any of these cases. In any event, we will be provided with an up-to-date inward litigation tracker for this deal and GS will have discretion as to what they want to be substituted in for.
	The outward litigation tracker notes there were 518 cases in which the Seller (in respect of the Deenish portfolio) was a Plaintiff at the time of the Deenish DD Report.	CarVal had discretion as to which of these to take forward, as will GS for this transaction. In any event, we will be provided with an up-to-date outward litigation tracker for this deal.
Assignability	1 of the 22 (i.e. c.4.5%) standard loan documents (VDR Ref 3.4.2.6.1, Mortgage 10) contain an unusual transfer / power of sale clause which could restrict when the relevant mortgages can be assigned till after the power of sale has become exercisable.

This is unusual however affects a very small proportion of the standard loan documents. We suggest asking Carval for information as to how many loan assets were originated pursuant to those specific documents. We further note that the power of sale will become enforceable upon “(i) default made by the mortgagor for 1 month in payment of some instalment payable under the mortgage; (ii) breach by the mortgagor of some covenant on his part in the mortgage or some covenant in statute or implied in the mortgage”. Given the Deenish portfolio consists of non-performing or re-performing loans, it is presumably likely that the power of sale, and thus power to transfer, has already been triggered.

Position regarding Deenish securitisation and possible exclusion of these loans to be determined.

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4	REVIEW OF PROJECT SKELLIG DUE DILIGENCE ACQUISITION REPORT
4.1	We have reviewed the due diligence report dated 25 July 2023 prepared by Arthur Cox in respect of the Project Skellig portfolio (titled ‘Legal Due Diligence Report Project Skellig’; 152 pages) (the Skellig DD Report). Below is a summary of the documents reviewed by Arthur Cox in preparing the Skellig DD Report:
4.1.1	regulatory review of 17 Borrower files;
4.1.2	contractual review of 17 standard residential mortgage documents;
4.1.3	contractual review of 17 standard residential loan documents / terms and conditions;
4.1.4	contractual review of 1 standard offset mortgage document;
4.1.5	contractual review of 1 standard offset loan documents / terms and conditions;
4.1.6	contractual review of 4 standard personal loan documents / terms and conditions;
4.1.7	contractual review of 3 bespoke personal loan documents / terms and conditions;
4.1.8	contractual review of 8 standard commercial mortgage charge and assignment, guarantee documents;
4.1.9	contractual review of 8 standard commercial loan documents / terms and conditions;
4.1.10	security review of 100 mortgage asset files (the “Skellig EDD Review”); and
4.1.11	review of inward / outward litigation tracker.
4.2	Executive Summary

While we have identified a number of points of potential materiality in the Skellig DD Report, other than as specified below, the identified issues are, in our view, common issues that arise with a transaction and portfolio of this nature; and in respect of the Skellig EDD Review, the amount of loans impacted by the identified issues identified is a reasonably small percentage of the sample size reviewed and is broadly in line with what we would expect to see on a transaction and portfolio of this type.

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4.3	Findings

Issue identified	Details	ALG commentary
Security (the Skellig EDD Review)	In 6 of the 100 mortgage assets (i.e. 6%), issues have been raised in relation to 3rd party interest registered in addition to borrower, borrower not registered owner, seller security not registered and prior charges.

●        This would mean that CarVal potentially did not acquire first ranking priority over those mortgage assets.

●        A first ranking charge warranty is being provided by the Seller.

●        We have sought advice from Pepper in relation to the affected mortgage assets. Pepper advised that they were unable to comment on specific assets and broadly noted that, “In terms of remediation, we don’t target EDD issues/flags post migration. This would be expensive and in some cases would not add value. For example, while there might be an issue with the title borrowers might continue to pay, perform to terms and we have no reason to engage in remediation. If we are forced to look at alternative solutions (enforcement, sale, litigation) we would look at the issues at that time and in conjunction with borrower engagement, resolution strategy, etc.“

In 9 of the 100 mortgage assets (i.e. 9%), there is no security registered and in respect of 3 of those 9 assets, security is not capable of registration.
Missing documents	The Skellig DD Report references a number of cases of missing / incomplete documentation being uploaded to the Project Skellig data room.	This is not unusual, particularly in respect of historical loans.
Regulatory review	Distance Marketing Regulations – the report discloses that none of the standard documents appear to have been prepared for compliance with the DMR.	As above.

UTCCR – the Skellig DD Report identifies certain provisions of the borrower files that could be deemed to be unfair under the Unfair Terms in Consumer Contracts Regulations.

The UTCCR provides that an unfair term will be unenforceable against the borrower.

As above.

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Variability of Interest

Arthur Cox note that:

“the reviewed residential offer letters do not contain an express right for the Lender to vary interest rates. Condition 14(a) provides that “all Loans are subject to the Bank’s Mortgage Rate at the date the Loan is drawn down”.

The Banks Mortgage Rate is defined as the “interest rate as may from time to time be applicable to the Loan”. Condition 15 (The Monthly Payment) goes on to say that “[t]he Monthly Payment may be increased or reduced so as to take account of any provide for any increase or reduction in the Bank’s Mortgage Rate…”.

The Offer Letters reviewed by us contain a front page warning that “[t]he Payment Rates on this Housing Loan may be adjusted by the Lender from time to time”. The reviewed Offer Letters also set out the impact of an increase in rates and further s state that the Monthly Payment Amount is based on the current variable rate.]

The definition of Banks Mortgage Rate is a little unclear and circular and ideally the Conditions would make clear that the Banks Mortgage Rate can be varied by the Lender from time to time. However, the combination of Condition 15 and the Warning on the front page of the Offer Letter appear clear to us that the Borrower should be aware that the interest on a variable rate may be adjusted from time to time. However, an argument can be mounted by a Borrower that the variable rate was set at the date of drawdown, although we do not think this should succeed.

This issue is relevant to the Resi Loans that have always been on the Bank Mortgage Rate, those that started on a fixed rate provide more clarity on the rights of the Lender to to vary the rates. The reviewed Offer Letters and the Loan Conditions do not provide that references to the Bank or the Lender include its successors and assigns and hence does not state that any assignee specifically has the right to set the variable rate or adjust the Bank’s Mortgage Rate. However, for the reasons set out above in our view the rights of the Sellers under the Loans are assignable and that should include all the rights of the Seller including the right to set the variable rates. There is however a risk that a borrower will argue that any such rate should be linked to the Seller's Rate (i.e. the Bank’s rate) from time to time.

In the current high interest rate environment there is always a risk that a Court (or the Central Bank under its conduct of business rules) could take a view that even where a loan is assignable the right of an assignee to set the variable rates is not an entirely unfettered right particularly in circumstances where the rate being charged by an assignee is significantly more than the rate historically charged by the Sellers or in the market generally. See further below (Appendix 5 section 2.5 ) for a general commentary on SVRs and the current environment.

It is hard to say how a Court or the Central Bank would approach a situation where the original lender has exited the market, the documents do not contemplate this. As set out above in those circumstance the Court (or the Central Bank) may require variable rates to be set by reference to the market rates or may take a different approach in construing what is meant by the Bank Rate in these circumstances.”

This appears to be a reasonable view based on the description provided by Arthur Cox.
	One residential offer letter and the offset offer letter contain a condition stating that “[t]the rate of interest applicable will never be higher than the European Central Bank (“ECB”) base rate plus 1.15%”.	In the Skellig DD Report, Arthur Cox confirms that such a condition would only have been added in the past as an ad hoc special condition in certain residential mortgages and while they could not confirm this with certainty, the seller of the Skellig portfolio expected the number impacted to be low.

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Cost of Funds	The commercial loan conditions refer to a Cost of Funds Rate and the Data Room contains 102 Cost of Funds Facilities. Bespoke Personal Loan Conditions with data room reference 12.14.11 and 12.14.12 also use the same interest rate provision as the 2007 Commercial Loan Conditions. The Skellig DD report notes that in respect of Costs of Funds Rates, it is unlikely that a proposed servicer will incur costs raising funds “in the market” and thus the definition / calculation is flawed.	For noting.
Litigation	The inward litigation tracker notes there were 5 cases in which the Seller (in respect of the Skellig portfolio) was a Defendant at the time of the Project Skellig DD Report.	It is unclear if CarVal was substituted into any of these cases. In any event, we will be provided with an up-to-date inward litigation tracker for this deal and GS will have discretion as to what they want to be substituted in for.
	The outward litigation tracker notes there were 1145 non-commercials and 91 commercial cases in which the Seller (in respect of the Skellig portfolio) was a Plaintiff at the time of the Skellig DD Report.	CarVal had discretion as to which of these to take forward, as will GS for this transaction. In any event, we will be provided with an up-to-date outward litigation tracker for this deal.
Assignability

Arthur Cox note that the residential loan offer letters reviewed do not contain an express prohibition on transfer. However, they also note that:

“Reference is made in the Offer Letters (save for Data Room reference 11.3.3.4.1.1.2) to the Borrower being required to specifically confirm and understand that the loan and security is freely transferable as part of a “loan transfer and securitisation scheme” by signing a specific acceptance.

The language “loan transfer and securitisation scheme” in the Offer Letters is cumulative. Therefore, it is arguable that, for those Offer Letters, the clause will be limited to a specific type of loan transfer i.e., a loan transfer that is part of a securitisation scheme. The provision refers to a “loan transfer and securitisation scheme” rather than a “loan transfer or securitisation scheme” and, therefore, suggests the transfer is part of the scheme. Although this clause could then subsequently apply when the mortgages are securitised in any event.

To the extent an offer letter with this language was signed by the borrower, there is specific acceptance of a transfer in a loan transfer and securitisation.

We do not consider that an acceptance by a borrower of a transfer in the context of a securitisation precludes the Seller assigning its interests in the Resi Loans in the context of an outright sale as in this case in this transaction. Similarly, where the acceptance is unsigned, we do not consider that this would constitute an agreement that the Resi Loan is non-assignable.

We have raised a Q&A with the Seller on whether anyone has actively struck through or contested the transfer language in an offer letter. In such circumstances there would be a strong risk that such Resi Loans could be considered to be not capable of assignment. The Seller confirmed to us “The bank are currently finishing an exercise to confirm 3rd party assignability and note nothing out of the ordinary, which is consistent with previous loan book sales”.

The Seller has confirmed to us (and the Mortgage Sale Deed provides) that loans where the borrower has contested the assignment will be excluded.”

This appears to be a reasonable view based on the description provided by Arthur Cox.

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Disclosure	The acknowledgement in the residential Offer Letters includes the borrower’s consent for their personal data being disclosed. The Skellig DD report notes that for any loan for which the borrower (a) deleted consent to disclosure; or (b) indicated that they did not accept the consent in a side letter, consideration needs to be given to the lawful basis under the EU General Data Protection Regulation (“GDPR”) for the transfer of personal data relating to such borrowers to the Servicer.	The Skellig DD Report does not flag specific examples of consent being deleted and noted that the seller had confirmed to Arthur Cox that it had satisfied itself that it had a legal basis for the transfer of any personal data.
Various Remediation Issues

There are a number of remediation issues identified in respect of Project Skellig (for example, miscalculation of interest, miscalculation of interest period etc.). It seems that the majority of these issues have now been remediated in full but the Skellig DD report does note that “there is residual risk that notwithstanding the fact that Ulster Bank considered these remediation projects as completed, a borrower could make a future claim for compensation or remedial action”. The primary issues we identified in this regard are set out below:

(i) Hawthorn – this was the result of two complaints to the FSPO in respect of “Mortgage Manager” issues.

1.       FSPO Decision: Ulster Bank believes that the FSPO is fundamentally incorrect in the legal analysis underpinning the decisions and as a result, appealed these decisions to the High Court. The decision was handed down on 22 June 2023 and the High Court refused Ulster Bank’s appeals and affirmed the decisions of the FSPO. The High Court found that Ulster Bank did not establish that the FSPO had made a serious or significant error in their decisions  In particular, the court upheld the decision of the FSPO that UB had breached the Consumer Protection Code in failing to make it clear to the notice parties that the tracker rate they had been on may not be an “alternative available product” once the fixed term rate came to an end or when the parties chose to move off it.

2.       Current Status of Litigation: Ulster Bank appealed the decision to the Court of Appeal on a question of law. The appeal was heard in February 2024 in front of [REDACTED], [REDACTED] and [REDACTED]. Judgment on the matter is awaited. While the appeal is pending, the decisions of the FSPO do not take effect and may not be implemented.

3.       Impact on current loan sale: Ulster Bank have conducted an internal investigation to identify mortgage assets which may be impacted by the matters referred to above. As of 8 May 2024, Ulster Bank have identified 220 loans within the Skellig portfolio.

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Note: an indemnity in respect of Hawthorn is being provided in the Mortgage Sale Deed.

(ii) Offset Mortgages (OFMs)

These are mortgage products which were historically provided by Ulster Bank as originator and as a result of the acquisition of First Active. The key aspect of the products is that a customer can benefit from a reduced interest payment on their mortgage by virtue of holding funds in one or more linked / associated accounts held with the Originator which can be offset against the outstanding mortgage balance in determining the interest payable on the customer's mortgage. In essence, the amounts held in the relevant accounts are offset against the mortgage balance, resulting in lower interest payments.

●        The remediation proposal (the OFM Proposal) is to remove / ‘turn-off’ the offset feature and the closure of the associated current accounts and (in the case of OFM's) the deposit accounts and to send customer communications informing the customer of the removal of the offset features and / or closure of the relevant accounts and, where relevant, loss of payment card functionality.

●        In our view, there are a number of regulatory risks with the OFM Proposal and if any of these risks crystallised they could potentially ultimately force Ulster Bank to unwind the change and put the borrower back on an OFM (and provide compensation for the borrower).

●        The key risks are:

➢  the borrowers could challenge the removal of the features and functionality of the accounts by the Seller on a unilateral basis as unfair under the Consumer Rights Act 2022 or the UTR;

➢  a borrower refuses to engage in the customer communication process and/or accept the goodwill payment (and therefore not consent to the changes);

➢  the Seller commits a breach of the general principles of the CPC 2012 and/or the Central Bank could deem the Seller’s conduct during that process as a breach;

➢  the Central Bank launches a future investigation in respect of OFM’s and/or the OFM Proposal; and

➢  a future servicer may also have to assist the Seller in a remediation process/regulatory investigation which would result in an additional administrative burden for the servicer and additional costs.

Note: an indemnity in respect of OFMs is being provided in the Mortgage Sale Deed.

(iii) Pay and Redraw feature (in respect of offset mortgages).

We have carried out some further diligence on this. The Pay and Redraw feature is contained within Section F of Offset Mortgages conditions. The key term is “Available Facility”, which is defined “as any monies where there is a difference between the Facility and the Total Borrowing and represents the amount the customer may withdraw at any time subject to Ulster Bank’s approval”. Clause 2.3 then provides that the customer is not able to instruct Ulster Bank to make payments from their Account unless the customer has an Available Facility. Therefore, where a customer has an Available Facility, it appears that they are able to request a drawdown of an amount equal to the Available Facility.

Clause 18 of the terms and conditions goes on to provide that Ulster Bank may write to the customer to require immediate repayment of all or part of the Total Borrowings and forbid any future withdrawals from the Account if: (note: below is non-exhaustive, we have set out the most relevant):

o   without Ulster Bank’s prior approval, the Customer exceeds the Facility and the excess is not repaid within one month of notice;

o   the customer fails to make the equivalent of two Monthly Payments;

o   the customer fails to make any other payment due to Ulster Bank and such payment is outstanding for more than one month;

o   the customer breaches any requirement contained or referred to in the loan offer letter, the terms and conditions and the mortgage conditions; or

o   the customer defaults under any loan agreement or other agreement or obligation relating to borrowing from Ulster Bank or under any guarantee to Ulster Bank.

This does on its face allow Ulster Bank to refuse to provide an advance where the customer breaches a term. However, while the contract may provide for this, it is important to note that there would be a consumer overlay to this, which is why we expect Ulster Bank adopted the policy of allowing redraws if a customer that had previously defaulted to draw if it had no arrears for two years and this would in general terms make sense to us.

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Schedule 1 TERMS OF REFERENCE

The following are the terms upon which this Report is made available by ALG:

1	This Report is addressed to, and provided for the sole benefit of the Goldman Sachs International Bank and is being provided to it in connection with the Original Penryn Transaction. It is confidential and subject to legal professional privilege, and it is not to be disclosed or relied upon by any third party for any reason whatsoever without our prior written consent. This Report may be transmitted to the affiliates, officers, employees and advisers engaged/involved in the Original Penryn Transaction for Goldman Sachs International Bank (but may not be relied on by them).
2	This Report is limited in its depth and scope due to the fact that we have reviewed only the documentation we have identified herein (the Documentation) and we have not reviewed (or been asked by the Purchaser to review) any other documents. For example, where we have reviewed a DD Report we have not (unless explicitly stated otherwise) reviewed the underlying documentation, searches, certificates or other matters referred to in the relevant DD Report or upon which it was, or should have been, based and our report conclusions are limited accordingly. Such information may not be all such information needed by the Purchaser to make an informed decision as to whether it proposes to proceed with the Original Penryn Transaction.
3	Please note that we have only reviewed the Documentation relating to legal matters and relevant areas of enquiry as instructed and identified by the Purchaser. This Report is not aimed at and should not be relied upon as an analysis or assessment of either the commercial issues involved in, or the economic viability or effects of, the Original Penryn Transaction.
4	As requested, our review was limited to a review of the Documentation to identify any material red flag issues identified in the Documentation (the Scope). This Report gives a short summary of those material red flag issues and briefly summarises preliminary findings based upon information received. It is not intended to be, and does not in any way constitute, a comprehensive review or an exhaustive report of all legal issues relating to the Original Penryn Transaction.
5	No surveys of, or physical inspection or investigations in respect of secured properties have been carried out. The accuracy of this Report is dependent upon the accuracy and completeness of the Documentation. Any material discrepancies of which you are aware should be reported to us and this Report will be amended accordingly. Of necessity also, the interpretation of the Documentation is based on what is reasonably apparent from the face of the relevant Documentation. No independent verification of the accuracy or completeness of the information provided to us has been carried out.
6	In reviewing the Documentation, the following assumptions have been made by us:
6.1	all opinions, statements and views expressed in the Documentation were, when expressed, honestly held by the relevant declarant on reasonable grounds;
6.2	the Documentation and each document reviewed in connection with the preparation of such Documentation is a true and correct copy of the original of such document and contains the entire understanding of and the full terms of agreement reached between the parties to such document in connection with the subject matter of such document; and
6.3	all information contained in the Documentation is true, accurate and not misleading.

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7	Save where expressly provided otherwise in this Report, we have not carried out due diligence in respect of, or otherwise investigated or reported on, any matters affecting or capable of affecting the Purchaser relating to taxation, accounting, financial or general regulatory compliance (save where specifically referenced).
8	No report is made or opinion expressed on the commercial, financial or technical consequences of, or nature or context of, the transactions and other matters referred to in the Documentation. No opinion is given or purported to be given on the commercial, financial or technical worth or effect of the Documentation.
9	Reliance should not be placed solely on the summaries contained in this Report, which are not intended to be exhaustive summaries of the material provisions of any document or of any matter.
10	This Report is limited to matters of Irish law and it does not report or advise on the laws of any other jurisdiction and in particular on any issues pertaining to interests governed by laws other than Irish law including any regulatory regimes which may apply to the sellers in any other country other than Ireland. Subject to the foregoing, any review or comment by us on any part of the Documentation which is not governed by Irish law is on an unreliance basis and from a common sense perspective only and assumes the applicability of general principles similar to those of Irish law.
11	To the extent that this Report contains reports, opinions or memoranda from any other person outside of A&L Goodbody LLP, that person remains wholly and exclusively responsible therefor.
12	The aggregate liability of A&L Goodbody LLP, its partners, employees and/or consultants, if any, for any and all claims, whether in contract, tort (including negligence) or otherwise, for any loss or damage (whether direct, indirect or consequential) suffered or incurred, directly or indirectly, as a result of or arising out of or in connection with the engagement of A&L Goodbody LLP in respect of the due diligence relating to the Original Penryn Transaction or the contents of this Report, or any related update or other communication (whether written or oral) sent by or on behalf of A&L Goodbody LLP or its partners, employees or consultants before or after the finalisation of this Report, shall in no case exceed €30,000,000. For the avoidance of doubt, this limitation shall in no way imply that any party (other than Goldman Sachs International Bank in the context of the Original Penryn Transaction) is entitled or permitted to rely on the contents of this Report for any reason whatsoever without our prior written consent. Nothing in this Report shall exclude or restrict any liability to the extent that such exclusion or restriction is prohibited by applicable laws.
13	In certain situations, there may be a risk that we will be prejudiced as a result of your arrangements with other advisers in respect of the limitation of their liability to you. This would arise where we are one of several professionals advising you in respect of the Original Penryn Transaction and where you have agreed a limitation of liability with one or more of these advisers. If this occurs in circumstances where we could otherwise be jointly and severally liable with one or more of such other advisers in respect of a claim, you agree that our position will not be adversely affected by the limitation of such advisers' potential liability and, in particular, that any damages for which we may be liable to you shall not exceed such sum as would be appropriate if there were no such limitation of liability.
14	This Report is not intended to constitute findings and conclusions relating to a review of pool assets for the purposes of issuing findings on: (1) the accuracy of asset data; (2) determining whether assets conform to stated underwriting standards; (3) asset values; (4) legal compliance by the relevant originator; and (5) any other factor material to the likelihood that any issuer of securities backed by loans acquired under the Original Penryn Transaction will pay interest and principal as required.
15	The work carried out by A&L Goodbody LLP was designed to meet the agreed requirements of Goldman Sachs International Bank in respect of the Original Penryn Transaction and particular features of our engagement determined by their need at the time. This Report should not therefore be regarded as suitable to be used or relied on by any party wishing to acquire any right to bring any action against A&L Goodbody LLP in connection with any other use or reliance for any purpose or in any context. In particular, this Report was not prepared for the need, purposes or requirement of any person other Goldman Sachs International Bank. Any party other than Goldman Sachs International Bank who obtains access to this Report or a copy of it and chooses to rely on this Report (or any part of it) will do so at its own risk. To the fullest extent permitted by law, A&L Goodbody will accept no responsibility or liability in respect of this Report to any other party; and
16	If there are any other documents which you would like us to investigate or comment upon please let us know.
17	This Report is given with an effective date of 19 July 2024. If any events or circumstances arise after the date of this Report which may have a material effect upon the DD Reports, we will be pleased to discuss such matters with you and review them for you accordingly, if requested to do so.

Effective Date: 19 July 2024

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Schedule 2 RESTRUCTURING AGREEMENTS DUE DILIGENCE

●	We understand that the loan restructurings look in the form of a standard form Alternative Repayment Arrangement and Letter of Variation (ARA).
●	No red flags identified from ARAs reviewed.
●	We were requested to review ARAs from 20 loan connections. There was no ARA in the batch provided in respect of 2 connections. Therefore, we reviewed 18 ARA’s in total.
●	There were no ARA acceptances/signatures in the case of 3 connections. Therefore, of the 18 ARA’s reviewed, we can only confirm that 15 are in effect. We have reviewed those 3 ARAs in any event.
●	Each ARA involves a combination of either reduced monthly repayments, reduced interest rate, a term extension and/or capitalisation of arrears. A limited number involved a lump sum payment.
●	None of the ARAs involve a settlement/extinguishment of debt. Rather, the ARAs operate to amend the original loan agreements.

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Schedule 3 ASSET TITLE CHECK REPORT

●	ALG conducted an essential due diligence title check for a sample number of assets relevant to the Project Penryn portfolio. A summary report “10 Penryn – External EDD and RAG Report – Refresh - 2024-07-03” has been provided to Goldman Sachs International Bank (GS). The 200 asset sample provided by GS were comprised of assets from the Project Temple, Project Deenish and Project Skellig loan portfolios with the allocation of sample assets per portfolio set out in Table 1 below

Table 1

Project	Sample Assets
Deenish (Rathlin)	106
Skellig	56
Temple	38
Grand Total	200
●	where available copy mortgages and title schedules were reviewed in the VDR and Tailte Eireann searches were conducted
●	we recorded 142 issues, of which 133 were green with typically the only issue being that a copy of the mortgage and/or title schedule were not provided in the VDR
●	review of documents uploaded for the outstanding 13 Skellig assets has resulted in an additional 13 new issues, 9 of which relate to the fact that Pepper is not yet registered as the security legal title holder. Given proximity to the completion of acquisition of these assets by the Seller we would not see these as material issues although we have requested confirmation on the current status of registration. For the remaining 4 issues, there is one red issue, one amber issue and 2 green issues. The overall current position for the 200 sample assets is as follows and set out in Table 2 below;
o	4 Red assets
▪	For Asset IDs 54878 and 51256 the only security identified was an undertaking – the response from Pepper states “Solicitors’ undertakings. No steps taken to remediate yet. Will need to establish if solicitor is trading, borrowers engaged, and then can assess routes to resolution” suggests no action has been taken to resolve these issues since acquisition
▪	A prior ranking charge was identified for Asset ID TEMP:TEM35 6167 – the response from Pepper “Costs €2,000 to get liquidator to execute the release so we would not consider this an issue”. We have requested confirmation that they at least hold a letter of non-reliance from the liquidators of IBRC
▪	Asset ID URI_00108334 has no evidence of any security registered
o	5 Amber assets
▪	For Asset ID 54226 the title schedule was not available in the VDR and there was a discrepancy between the borrower name and the registered owner of the asset
▪	For Asset ID 305117200_3 there were no documents s available in VDR and the interest of 3rd parties on title needs clarification
▪	For Asset ID 51127 there were no documents available in the VDR for this Registry of Deeds asset and therefore only a speculative search could be conducted
▪	For Asset ID 54038 there was no evidence of registered security however a dealing including a charge does appear to be pending against the folio and clarification
▪	Asset ID 360071 has a First Active caution registered against the folio which requires further explanation
o	124 Green assets
▪	Of note for Asset IDs (TEMP:TEM264606, TEMP:TEM370190, TEMP:TEM368803, TEMP:TEM422448, TEMP:TEM426994, 51105 and 54946 searches evidence that the property has been sold or charge released
▪	For Asset IDs 362377 and UFA_00071505 no documents have been provided yet

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Table 2

ALG RAG Status	Rathlin	SKELLIG	Temple	Grand Total
Red	2	1	1	4
Amber	3	2		5
Green	101	18	14	133
No Issue		35	23	58
SAMPLE ASSETS - Grand Total	106	56	38	200

In summary, the identified issues are, in our view, common issues that arise with a transaction and portfolio of this nature; the number of assets impacted by the identified issues is a reasonably small percentage of the sample size reviewed and is broadly in line with what we would expect to see on a transaction and portfolio of this type

A file entitled Penryn Title Check Issue Log for Pepper 2024 -07-03 (from ALG) has been provided to Pepper and responses to 23 open issue are awaited

[Subject to Pepper responses to further queries.]

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Schedule 4 REGULATORY, CONSUMER AND RELATED CORRESPONDENCE REPORT

We have reviewed only, and relied on, the documents titled ‘Skellig Remediation Memorandum’ (SRM), ‘Hawthorn Indemnities Memorandum (13.06.2024)’, ‘MoU signed by Pepper’ and ‘SkelligOffsetMOUsignature’ in preparing the below summary.

The SRM outlines detailed information regarding twelve remediation programmes that were subject to regular engagement with the Central Bank of Ireland (CBI), it states that the CBI were kept updated of the progress and customer treatment resolution frequently and that this engagement per programme with the regulator continued until all customers were remediated. A summary of the respective remediation projects is outlined in the table below.

Project	No. of Skellig accounts impacted	ALG Summary	Remediation status per SRM
Project Icarus	452	CMS customers who had arrears at the time of their annual recalculation event which resulted in an auto-capitalisation occurring and arrears also being requested from customers at the same time.	Completed August 2020
Project Mull	372	Errors impacting the Client Management System (CMS) mortgage application were identified which resulted in the misstatement of the customer arrears positions.	Completed September 2021
Project Skye	30	An error impacted customers in financial difficulty that were being managed by Cabot on behalf of Ulster Bank, where customers had agreed an Alternative Repayment Arrangement (ARA) with Cabot, but the agreed ARA was not implemented on the UBIDAC systems.	Completed Q3 2021
Project Carmine	239	Mortgage Manager customers that had forbearance periods end with incorrect reconciliations having taken place, resulting in their arrears balance including “technical arrears” where the manual process failed.	Completed Q2 2020

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Project Spruce	652

Two similar errors that resulted from operational process failures when managing customer arrears processes:

●        A process error of capitalising and/or adjusting the mortgage level arrears on GMS, whereby a manual arrears adjustment is keyed to one subaccount or across multiple subaccounts, that leaves the mortgage in a credit/debit arrears position at sub-account level at the end of the day on the date the adjustment transactions were keyed.

●        A process error whereby a recalculation of a customer’s Normal Monthly Repayment (‘NMR’) was not completed upon expiry of a forbearance deal or payment break.

This project specifies that “Remediation of these customers will be complete by 31/10/2023. There is no expectation that any support or follow up activity will be required by the sold loan purchaser”. Confirmation should be sought to confirm that UB have completed the Project Spruce remediation project.

			Planned to be completed 31 October 2023 – confirmation required
Project Green	123	Customers who had composite insurance repayments that also went into arrears, were charged interest on the full arrears, including any missing insurance payment.	Completed Q1 2021
Project Magenta	75

Three errors were grouped together and remediated under Project Magenta, which identified and remediated all customers impacted by these errors on the GMS mortgage application:

●        MUB 118 – this error identified that some customers who had an Alternative Repayment Arrangement (‘ARA’) recorded on the Flex database and managed on GMS or CMS, and who later had that ARA expired earlier than the original end date may have continued to have the ARA reported as a live deal until the original end date.

●        MUB 123 – this error identified that some GMS mortgage customers had a duplicate or multiple payment expectation recorded on their account in error.

●        MUB 128 – this error identified that some accounts subject to certain ARAs did not:

1. revert to the required interest rate on the date the ARA had been agreed to expire or was broken (the “End Date”), resulting in a higher or lower interest rate being charged after the End Date than should have been charged and / or

2. revert to Capital & Interest repayments on the End Date.

			Completed end of Q2 2020

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Tracker Mortgage Examination	223	Account adjustments where required were completed and redress and compensation has been paid to the impacted customers. The majority of TME impacted accounts were remediated by programme closure in July 2019. There was a small volume of accounts added to the population since then which were remediated as and when impact was confirmed. Accounts that were “Address not Verified” were remediated via Alternative Funds Allocation by June 2021. This project specifies that “Other tail activity to ensure all funds are cashed continues”. Confirmation should be sought to confirm that UB have completed the Project Spruce tail activities.

Majority were remediated by July 2019. There was a small volume of accounts added to the population since then which were remediated as and when impact was confirmed. Accounts that were “Address not Verified” were remediated by June 2021.

Confirmation required re tail activities.

Mizen/Mulberry Mortgage Interest Rate Review	Mizen - 191	Where a product was withdrawn within the period between the loan offer and drawdown, UBID may have provided a replacement product, with a slightly higher interest rate without notification to the customer.	Completed Q1 2020
	Mulberry - 73	As above in respect of Mizen, and where the customer drew down on a fixed or discounted variable product, the customer rolled to a lower or higher variable rate earlier or later than the date outlined in the loan offer.	Completed Q2 2020
Project Chestnut	1	Customers who previously submitted a complaint to the Bank and drew down on a non-Tracker product were assessed for similar impacts to the FSPO case and offered a goodwill payment.	No account adjustments were required. A goodwill payment of €250 was issued for the mortgages impacted under Project Chestnut.
Project Willow	225	In 2017, UBIDAC identified that certain lending agreements entered prior to 2012 did not contain variation rights that permitted it to charge the higher post 2012 COF rate to those accounts. Project Willow was established to refund any interest that was overcharged on any such account, and a ‘forward fix’ was also introduced by UBIDAC Commercial Banking Division to charge the pre 2012 COF rate to any of the Willow-impacted accounts that were still open.	Completed October 2019
Project Java	218

In 2021, UBIDAC identified that the pre 2012 COF interest rates provided by UBIDAC Treasury for the Project Willow remediation programme, and the Forward Fix introduced to charge the pre 2012 COF rate to Willow-impacted accounts that were still open, were not rounded down to the nearest one twentieth of one per cent (0.05%)). As a result, refunds paid by Project Willow were understated by up to 0.05% worth of interest; and the COF interest rates charged to customers in the Forward Fix may have been overstated by up to 0.05%.

This project specifies that “Remediation of impacted accounts is planned to be completed on 26 May 2023. No account adjustments were required but payments were made to customers via cheque or account lodgement where appropriate in line with customer treatment decisions. There is no expectation that any work or support will be required by the sold loan purchaser.” Confirmation should be sought to confirm that UB have completed the Project Java remediation project.

			Planned to be completed 26 May 2023 – confirmation required

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The Central Bank have previously provided guidance[1] reiterating that where failures or weaknesses are identified in the treatment of one customer or a group of customers, an impact assessment should be undertaken so that issues are addressed for all customers in a similar position. Firms should then undertake follow-up actions to appropriately remediate the position for all affected customers, without having to wait for a complaint or other prompt from other impacted customers. In addition, in cases where issues are to be resolved on the initiative of the firm, remediation should be accompanied by full disclosure to provide transparency and accountability on the remediation plan. From the document titled ‘Skellig Remediation Memorandum’, it appears that the scope of UBIDAC’s review in each case, was dependant on the type of error(s) involved in the specific project and, as such, in some cases UBIDAC narrowed the scope of review e.g. all customers who had arrears associated with their CMS mortgage account were in scope for Project Icarus as this project concerned CMS customers who had arrears. The Purchaser may consider asking Carval to confirm with UBIDAC that as part of the above projects, UBIDAC is satisfied that where failures or weaknesses have been identified, it has conducted an appropriate impact assessment in respect of each project and that all customers in a similar position to those impacted in the projects have had their respective issues addressed as part of the relevant remediation project.

The document titled ‘Hawthorn Indemnities Memorandum (13.06.2024)’ is a memorandum from Arthur Cox dated 13 June 2024, which outlines the following points:

●	Describes the ongoing litigation in relation to the Hawthorn Mortgage Assets, noting that following the decision of the High Court (which found in favour of the FSPO), UB appealed the decision to the Court of Appeal on a question of law. The appeal was heard in February 2024 and judgment on the matter is awaited.
●	As of 8 May 2024, UB have identified [220] loans within the Skellig portfolio and [641] loans within the Deenish portfolio as being potentially Hawthorn Mortgage Assets. UB has indicated that this represents a very wide interpretation of the potential impact of Hawthorn, and UB intends to provide more clarity as to the affected perimeter in the coming weeks.
●	At the time of the sale of the Skellig and Deenish portfolios, Braunton Property Finance DAC and Dennett Property Finance DAC (the “Sellers”) received indemnities from UB (the “UB Indemnities”) in the relevant underlying mortgage sale agreements. In respect of Skellig, the indemnity is specific to the Hawthorn Mortgage Assets. In respect of Deenish, the indemnity includes any assets which are subject of any ‘Redress Scheme Determination’.

The document titled ‘MoU signed by Pepper’ is a Memorandum of Understanding (‘MoU’) from Ulster Bank that is addressed to Pepper and Carval. The MoU discusses the pay and redraw feature (the “Relevant Feature”) of the Relevant Mortgage Assets and sets out that Pepper is not intending to remove the Relevant Feature from borrowers under the Relevant Mortgage Assets. The MoU goes on to clarify the limited circumstances in which Pepper may exercise their rights to remove the Relevant Feature:

●	in respect of any Borrower who is deemed not co-operating for the purposes of the Code of Conduct on Mortgage Arrears (or any other successor code or legislation);
●	on an ad-hoc basis where the borrower is failing to engage with Pepper and steps are required to be taken in order to protect Pepper’s security position on individual cases;
●	where required to put in place a restructuring agreement who which a Borrower is party and where the Borrower does not object to the removal of the Relevant Feature;
●	where required under applicable law; and
●	in all circumstances, Pepper will only remove the Relevant Feature in accordance with its rights under the governing terms and conditions of the Relevant Mortgage Assets and in compliance with all applicable law and regulation (including regulatory conduct obligations).

In keeping with Ulster Bank’s treatment of the Borrowers to date, the Relevant Feature won’t be made available to any Borrower who has missed any scheduled payments in the previous 24 months.

The ‘MoU signed by Pepper’ has been duly signed by both Ulster Bank and Pepper Finance Corporation (Ireland) Designated Activity Company. The document titled ‘SkelligOffsetMOUsignature’ includes a countersignature page executed by Carval.

[1] Central Bank of Ireland Guidance on Securing Customer’s Interests (March 2024)

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Schedule 5 LITIGATION TRACKER REVIEW

●	We have carried out a review of two litigation trackers provided namely, the Skellig Litigation Tracker and the Deenish CCMA Litigation Tracker. We have set out below a high level overview of the Defendant Litigation (Inward) and Plaintiff Litigation (Outward).

Tracker	Type of Litigation	No of cases	ALG Comments
Skellig	Defendant	1	We understand that the property in question is being sold and the account will be then redeemed based on all inbound solicitor correspondence. The Seller will retain control of all Defendant Litigation post-closing.
	Plaintiff	159	159 Circuit Court possession cases. Obligation in the MSD for the Purchaser to substitute into all Plaintiff Litigation. The Purchaser will have discretion as to which of these cases they wish to take forward.
Deenish	Defendant	11

There are a total of 11 cases listed on the inward side for the Deenish portfolio. There is a mixture of Circuit Court and High Court cases. The Seller will retain control of all Defendant Litigation post-closing. The live cases are as follows:

i.        [REDACTED] v Pepper Finance Corporation [REDACTED]: RDJ acting. This case is active and relates to, inter alia, a claim by a discharged bankrupt that he has been defamed on foot of certain reports made to the CCR.

ii.       [REDACTED] v Pepper [REDACTED]: Plaintiff was unhappy with the delay in issuing title deeds and issued proceedings in relation to same.

iii.     [REDACTED] [REDACTED]: Beauchamps acting. Relates to an interest rate dispute between the borrowers and Ulster Bank that migrated to Pepper with the loan. No further information provided.

iv.     [REDACTED] v [REDACTED] and Pepper ([REDACTED] and [REDACTED]): RDJ acting. There are two cases here. Entry of an Appearance is the only step taken in this case since late 2022. Plaintiff claiming family home rights over one of the mortgaged properties. She is not named on any of the loans or facility letters.

v.      [REDACTED] v Pepper [REDACTED]: Beauchamps acting. Plaintiff lodged HC proceedings questioning the validity of the charge in a receivership case.

vi.     [REDACTED] [REDACTED]: Lavelle Acting. Proceedings against Pepper for defamation

vii.   [REDACTED] v Pepper [REDACTED]: Eversheds acting: Spouse claiming family home rights.

viii.  [REDACTED] v Pepper [REDACTED]: Beauchamps acting. Summary Summons issued. Borrower disputing Receiver appointment. Await service of proceedings on Pepper.

ix.      [REDACTED] v. Ulster Bank [REDACTED]: Beauchamps acting. Plaintiff claims alienation from the property, negligence, breach of contract, breach of duty, damages, interest and costs. Defence delivered February 2018. Currently dormant.

x.       [REDACTED] v Ulster Bank and Pepper [REDACTED]: Claim for damages against Pepper re incorrect Central Credit Reporting post UK bankruptcy.

	Plaintiff	2

Obligation in the MSD for the Purchaser to substitute into all Plaintiff Litigation. The Purchaser will have discretion as to which of these cases they wish to take forward. There are 2 sets of proceedings due to issue by Pepper and the Receiver against the following individuals:

i.        [REDACTED] & [REDACTED]: Special Summons due to issue for possession. Receiver appointed over 3 BTL's, occupants not engaging, and Borrowers continue to impede access/interfere.

ii.       [REDACTED] (HC): Beauchamps acting. Injunction issued against occupant & third party illegally collecting rent from the secured property and placing occupants in the property. Ex-parte application seeking injunctive relief listed 25 July 2024.

Temple	Defendant	5

There are a total of 5 cases listed on the inbound side for the Temple portfolio. There is a mixture of Circuit Court and High Court cases. The Seller will retain control of all Defendant Litigation post-closing.

i.        [REDACTED] and [REDACTED] v Pepper, [REDACTED] [REDACTED]: Lavelle acting. Civil Bill. Borrowers disputing validity of transfer from KBC to pepper and Receiver appointment.

ii.       [REDACTED] v Pepper and [REDACTED] [REDACTED]: Beauchamps acting. Plenary Summons. Borrowers disputing Receiver validity.

iii.     [REDACTED] v Pepper and [REDACTED] [REDACTED]: Beauchamps acting. Plenary Summons. Borrower disputing debt and authenticity of signature on the Facility Letter.

iv.     [REDACTED] v [REDACTED] and KBC [REDACTED]: Lavelle acting. Injunction. On hold. Borrower challenged receiver appointment due to an alleged issue with the mortgage documentation. Proceedings were adjourned and settlement discussions took place. Bank subsequently indemnified the Receiver.

v.      [REDACTED] v [REDACTED] and the PRA and [REDACTED] [REDACTED]: Lavelle acting. Proceedings issued by Borrower after property sold. Next court date 30/07 to have case struck out for case for failure to deliver a Statement of Claim.

	Plaintiff	6

There are a total of 6 cases listed on the outward side for the Temple portfolio, all of which are active. Obligation in the MSD for the Purchaser to substitute into all Plaintiff Litigation. The Purchaser will have discretion as to which of these cases they wish to take forward. Cases are as follows:

i.        Pepper and [REDACTED] [REDACTED]: Eversheds acting. Order for possession granted on 16 July 2024.

ii.       KBC Bank and [REDACTED] and [REDACTED] [REDACTED]: Beauchamps acting. Order for possession being sought. Pepper to substitute into possession proceedings.

iii.      Pepper and [REDACTED] v [REDACTED] and [REDACTED] [REDACTED]: Beauchamps acting. Possession proceedings against occupants and borrower who is interfering with occupants.

iv.     [REDACTED], [REDACTED], Pepper and [REDACTED] v [REDACTED] [REDACTED]: Beauchamps acting. Order for summary judgment.

v.       Pepper and [REDACTED] (reps of [REDACTED]): Plenary Summons for possession proceedings against occupant. Estate is engaging with Pepper and has agreed to consent to order.

vi.     [REDACTED] and Pepper and [REDACTED]: Proceedings due to issue against occupants and borrower for possession.

	Notice Party	1

There is 1 case in which Pepper are a notice party:

●       [REDACTED] and [REDACTED], Tailte Eireann & Pepper [REDACTED]: Lavelle acting. Relates to a solicitors’ undertaking. Pepper are notice party to proceedings issued by the solicitor against Borrowers in an attempt to rectify and perfect our security.

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Schedule 6 PROJECT ALPINE REMEDIATION

We have relied upon the documents entitled ‘Project Alpine 25-Jun-2024 UBIDAC-Pepper Information Pack’ and ‘Project Alpine – Context’ as appended to this Schedule 6 (the Project Alpine Information Documents) in preparing the below summary. Based only upon our review of the Project Alpine Information Documents it appears that:

●	Up to 4,242 loans could be impacted by the Project Alpine remediation, however the expected financial impact is low and Ulster Bank Ireland DAC (UBIDAC) has been working with CBI and Pepper to resolve the issues (including ensuring that Pepper will receive full cost coverage from UBIDAC to execute the remediation). We understand that Carval was consulted with on this approach and is comfortable with solution proposed by UBIDAC.
●	‘Project Alpine’ affects certain mortgage customers within the Skellig and Deenish portfolios. The issue is described as, “An unintended consequence of the application of the UBIDAC Group. Mortgage System (GMS) methodology is the addition, or subtraction, of a monthly repayment to the total scheduled number of remaining payments. This leads to a longer or shorter term being used in the recalculation of the Normal Monthly Repayment (NMR), resulting in a higher or lower NMR. This creates a higher cost of credit where the NMR is lower and spread over a longer term, and a lower cost of credit where the NMR is higher and therefore spread over a shorter term”.
●	Email correspondence from [REDACTED] of UBIDAC dated 24 May 2024 to Carval suggests that, subject to customer behaviour, up to 2500 customers within the Deenish portfolio might be affected by the GMS issue. The email does not note how many within the Skellig Portfolio are likely to be affected. This correspondence also suggests that a customer impact assessment will be submitted to the CBI in due course. Once this assessment has been finalised it would be prudent to request a copy of the materials for review.
●	By way of letter dated 24 June 2024 [REDACTED] of UBIDAC advised CVC:
o	“It is UBIDAC’s intention to compensate financially impacted customers for the historic and future financial detriment (if applicable)
o	Where there is a payment required, it is expected to be lodged directly into the customer mortgage where possible.
o	UBIDAC is working with Pepper and there are active discussions regarding funding / contributions from UBIDAC to support the required remediation work.
o	Due to the expected low financial impact for each account, UBIDAC does not expect that any containment measures will be required.”
●	The letter above also noted that UBIDAC anticipated releasing a media statement during the week commencing 24 June. As at the date of this report there does not appear to have been any statement lodged on UBIDAC’s website (Press Releases (ulsterbank.ie)).
●	More detailed analysis of the issue is set out in the document entitled ‘Project Alpine 25-Jun-2024 UBIDAC-Pepper Information Pack’ which confirms issues have been identified withing the Skellig Principle, Skellig Sweeper and Deenish Portfolios. Up to 4,242 customers could be impacted, that being 129 Skellig Sweeper, 1585 Skellig Principle and 2528 Deenish.
●	The document entitled ‘Project Alpine – Context’ includes on side 4 ‘Pepper Query Responses’. We have assumed that these are UBIDAC’s responses to queries raised by Pepper in respect of Project Alpine. The responses indicate that UBIDAC believe:
o	The root cause of the issues and the proposed remediation steps are the same across all affected loans.
o	The CBI has been engaged with in relation to this issue and UBIDAC have shared outline plans with the CBI that includes:
▪	UBIDAC commencing engagement with Pepper to agree remediation execution principles including the impacted population, remediation approach (including timings), data inputs and customer journey details post migration by 10 June 2024; and
▪	UBIDAC commencing remediation (including payments to accounts and issuing letters to customers) by 28 August 2024.
o	As a result of that engagement UBIDAC submitted a formal request to the CBI on 22 May 2024, requesting no objection from the CBI by 28 May 2024 (confirmation should be sought to determine if the CBI have provided any further response or commentary to UBIDAC’s request for no objection by 28 May 2024).
o	UBIDAC are also engaging with Carval and PTSB as beneficial owners regarding this issue (and that Carval has no issues with approach).
o	Pepper will receive cost coverage from UBIDAC to execute the remediation.

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